SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     December 18, 2006 (December 13, 2006)
Fentura Financial, Inc.
(Exact name of registrant as specified in its charter)
Michigan
(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code     (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 13, 2006, the board of directors of Fentura Financial, Inc.’s (the “Company”) bank subsidiary, The State Bank, announced the promotion of Dennis E. Leyder to President and Chief Operating Officer of the bank. Mr. Leyder has served as director of the bank since 2004 and most recently served as its Executive Vice President and Chief Operating Officer. Donald L. Grill who has served as President of the bank since 1996 will continue as its Chief Executive Officer and also maintains the title of President and Chief Executive Officer of the Company. The press release issued in connection with the announcement is attached hereto and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/ Ronald L. Justice
Ronald L. Justice, SVP-Corporate
Governance & Investor Relations

Dated: December 18, 2006

EXHIBIT INDEX

Exhibit Number
99.1	Press Release